Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2025 Fund
December 31, 2025
FST25-NPRT3-0226
1.9909163.102
Bond Funds - 47.0%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	4,233	41,653
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	64,470	488,680
Fidelity Series International Developed Markets Bond Index Fund (a)	24,280	205,892
Fidelity Series Long-Term Treasury Bond Index Fund (a)	50,694	273,243
Fidelity Series Sustainable Investment Grade Bond Fund (a)	118,161	1,157,982
TOTAL BOND FUNDS (Cost $2,182,132)		2,167,450

Domestic Equity Funds - 28.1%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $1,008,015)	78,862	1,297,282

International Equity Funds - 24.0%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	24,401	352,842
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	54,591	755,545
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $912,110)		1,108,387

Short-Term Funds - 0.9%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $41,211)	4,140	41,238

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,143,468)	4,614,357
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,779)
NET ASSETS - 100.0%	4,612,578

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	-	42,687	412	664	(3)	(619)	41,653	4,233
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	248,425	300,635	51,352	17,776	(528)	(8,500)	488,680	64,470
Fidelity Series International Developed Markets Bond Index Fund	77,631	144,752	13,329	5,910	45	(3,207)	205,892	24,280
Fidelity Series Long-Term Treasury Bond Index Fund	148,982	192,439	67,071	6,685	(2,099)	992	273,243	50,694
Fidelity Series Sustainable Emerging Markets Fund	190,242	229,705	127,660	7,311	1,188	59,367	352,842	24,401
Fidelity Series Sustainable Investment Grade Bond Fund	533,877	738,762	121,050	26,240	(917)	7,310	1,157,982	118,161
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	398,915	448,789	169,663	17,706	1,465	76,039	755,545	54,591
Fidelity Series Sustainable U.S. Market Fund	638,563	686,587	221,699	12,817	1,923	191,908	1,297,282	78,862
Fidelity Series Treasury Bill Index Fund	-	172,569	131,384	1,225	26	27	41,238	4,140
	2,236,635	2,956,925	903,620	96,334	1,100	323,317	4,614,357

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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